EXHIBIT 99.1

Indaba Group, LLC

Financial Statements

For the years ended June 30, 2014 and June 30, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Members
Indaba Group, LLC

We have audited the accompanying balance sheets of Indaba Group, LLC as of June 30, 2015 and 2014, and the related statements of operations, members' equity (deficit), and cash flows for the years then ended.  These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Indaba Group, LLC as of June 30, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

HJ & Associates, LLC
Salt Lake City, Utah
December 7, 2015

INDABA GROUP, LLC

BALANCE SHEETS

	June 30, 2015	June 30, 2014

ASSETS
CURRENT ASSETS
Cash	$ -	$ 72,736
Accounts Receivable, net	526,247	183,388
Prepaid and Other Current Assets	-	7,220
TOTAL CURRENT ASSETS	526,247	263,344

PROPERTY & EQUIPMENT, at cost
Tenant Improvements	9,025	9,025
Furniture, Fixtures & Equipment	16,862	14,004
Computer Equipment	86,962	80,648
Computer Software	1,698	1,698
	114,547	105,375
Less accumulated depreciation	(42,700)	(35,273)
NET PROPERTY AND EQUIPMENT	71,847	70,102

OTHER ASSETS
Lease Deposit	3,500	3,500
TOTAL OTHER ASSETS	3,500	3,500

TOTAL ASSETS	$ 601,594	$ 336,946

LIABILITIES AND MEMBERS' EQUITY

CURRENT LIABILITIES
Accounts Payable	$ 90,238	$ 20,119
Accrued Expenses	34,442	34,004
Deferred Income	7,023	-
Line of Credit	85,576	59,657
Notes Payable - Nate Iler	-	84,836
TOTAL CURRENT LIABILITIES	217,279	198,616

TOTAL LIABILITIES	217,279	198,616

MEMBERS' EQUITY
Members' Equity	384,315	138,330
TOTAL MEMBERS' EQUITY	384,315	138,330

TOTAL LIABILITIES AND MEMBERS' EQUITY	$ 601,594	$ 336,946

The accompanying notes are an integral part to these financial statements.

INDABA GROUP, LLC

STATEMENTS OF OPERATIONS

	Years Ended
	June 30, 2015	June 30, 2014

REVENUE	$ 2,419,932	$ 1,598,974

COST OF REVENUE	91,546	11,438

GROSS PROFIT	2,328,386	1,587,536

OPERATING EXPENSES
Selling, general and administrative expenses	2,014,575	1,428,867
Depreciation and amortization	22,490	19,332

TOTAL OPERATING EXPENSES	2,037,065	1,448,199

INCOME FROM OPERATIONS BEFORE OTHER INCOME (EXPENSE)	291,321	139,337

OTHER INCOME (EXPENSE)
Miscellaneous Expense	(7)	(968)
Gain on insurance settlement	19,194	-
Interest expense	(9,242)	(751)

TOTAL OTHER INCOME (EXPENSE)	9,945	(1,719)

NET INCOME	$ 301,266	$ 137,618

The accompanying notes are an integral part to these financial statements.

INDABA GROUP, LLC

STATEMENTS OF CASH FLOWS

	Years Ended
	June 30, 2015	June 30, 2014
CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income	$ 301,266	$ 137,618
Adjustment to reconcile net loss to net cash
(used) by operating activities
Depreciation and amortization	22,490	19,332
Bad debt expense	(27,484)	28,484
Change in assets and liabilities:
(Increase) Decrease in:
Accounts receivable	(315,375)	(32,592)
Prepaid and other assets	7,220	(64,031)
Increase (Decrease) in:
Accounts payable	83,675	(55,371)
Accrued expenses	438	29,728
Deferred income	7,023	-

NET CASH PROVIDED IN OPERATING ACTIVITIES	79,253	63,168

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of property and equipment	(38,898)	(24,789)
Disposal of property and equipment	14,663	-

NET CASH USED IN INVESTING ACTIVITIES	(24,235)	(24,789)

CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from line of credit	25,919	59,657
Nate Iler buyout	(84,836)	(7,881)
Distributions to members	(68,837)	(172,763)
Proceeds from short term loans - related party	140,000	-
Payments on short term loans - related party	(140,000)	-

NET CASH USED IN FINANCING ACTIVITIES	(127,754)	(120,987)

NET DECREASE IN CASH	(72,736)	(82,608)

CASH, BEGINNING OF YEAR	72,736	155,344

CASH, END OF YEAR	$ -	$ 72,736

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
Interest paid	$ 9,242	$ 751
Taxes paid	$ 859	$ 682

The accompanying notes are an integral part to these financial statements.

INDABA, LLC

STATEMENTS OF MEMBERS' EQUITY

Members' Equity
Balance, June 30, 2013	$ 357,695

Transactions with members	(172,763)

Net non-cash contributions/distributions	(34,692)

Nate Iler buy-out	(149,528)

Net Income	137,618

Balance, June 30, 2014	138,330

Transactions with members	(68,837)

Net non-cash contributions/distributions	13,556

Net Income	301,266

Balance, June 30, 2015	$ 384,315

The accompanying notes are an integral part to these financial statements.

INDABA GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 AND 2014

1.   ORGANIZATION AND LINE OF BUSINESS

Organization

Indaba Group, LLC (the "Company") is a Colorado limited liability company. The Company, based in Denver, Colorado, began operations on January 1, 2011.  The Company is a provider of fully hosted web based e-commerce software products.

Line of Business

Indaba Group is a provider of ecommerce development solutions for upper-midmarket and enterprise level online sellers in the business -to-consumer and business-to-business industries.  Our approach is to acquire long term clients by offering expert services, including; strategic and tactical consulting, creative services, expertise in modern ecommerce platforms, custom integrations, marketing, optimization and analytics, and ongoing support and maintenance of our customers' entire ecommerce environment. By collaborating with our clients for long-term growth, and constantly leveraging and innovating relevant technology, we help a diverse industry mix of multi-channel retailers maximize their revenues across all devices and channels.

2.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of Indaba Group, LLC is presented to assist in understanding the Company's financial statements. The financial statements and notes are representations of the Company's management, which is responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements.

Accounts receivable

The Company extends credit to its customers, who are located nationwide.  Accounts receivable are customer obligations due under normal trade terms.  The Company performs continuing credit evaluations of its customers' financial condition.  Management reviews accounts receivable on a regular basis, based on contracted terms and how recently payments have been received to determine if any such amounts will potentially be uncollected.  The Company includes any balances that are determined to be uncollectible in its allowance for doubtful accounts.  After all attempts to collect a receivable have failed, the receivable is written off.  The balance of the allowance account at June 30, 2015 and 2014 are $27,484 and $0 respectively.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the accompanying financial statements.  Significant estimates made in preparing these financial statements include the allowance for doubtful accounts, the estimate of useful lives of property and equipment, the deferred tax valuation allowance, and the fair value of stock options and warrants. Actual results could differ from those estimates.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Revenue recognition

The Company recognizes income when the service is provided or when product is delivered. We present revenue, net of customer incentives.  Most of the income is generated from professional services and site development fees.

We provide online marketing services that we purchase from third parties.  The gross revenue presented in our statement of operations is in accordance with ASC 605-45.

We also offer professional services such as development services.  The fees for development services with multiple deliverables constitute a separate unit of accounting in accordance with ASC 605-25, which are recognized as the work is performed.

INDABA GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 AND 2014

Upfront fees for development services or other customer services are deferred until certain implementation or contractual milestones have been achieved.  The deferred revenue as of June 30, 2015 and 2014 was $7,023 and $0, respectively.

Return policy

On all service offerings such as web based e-commerce products there are no returns.

Cost of Revenue

Cost of revenue includes the direct costs of operating the Company's cloud hosting architecture, contractors involved in the production process and certain third party internet marketing charges.

Research and Development

Research and development costs are expensed as incurred.  Total research and development costs were $0 for the years ended June 30, 2015 and 2014.

Advertising Costs

The Company expenses the cost of advertising and promotional materials when incurred.  Total advertising costs were $354 and $2,355 for the years ended June 30, 2015 and 2014, respectively.

Fair value of financial instruments

The Company's financial instruments, including cash and cash equivalents, accounts receivable, accounts payable and accrued liabilities are carried at cost, which approximates their fair value, due to the relatively short maturity of these instruments.  As of June 30, 2015 and 2014, the Company's notes payables have stated borrowing rates that are consistent with those currently available to the Company and, accordingly, the Company believes the carrying value of these debt instruments approximates their fair value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 established a three-tier fair value hierarchy which prioritizes the inputs used in measuring fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (level 1measurements) and the lowest priority to unobservable inputs (level 3 measurements). These tiers include:

•	Level 1, defined as observable inputs such as quoted prices for identical instruments in active markets;
•

Level 2, defined as inputs other than quoted prices in active markets that are either directly or indirectly observable such as quoted prices for similar instruments in active markets or quoted prices for identical or similar instruments in markets that are not active; and

•

Level 3, defined as unobservable inputs in which little or no market data exists, therefore requiring an entity to develop its own assumptions, such as valuations derived from valuation techniques in which one or more significant inputs or significant value drivers are unobservable.

We measure certain financial instruments at fair value on a recurring basis. Assets and liabilities measured at fair value on a recurring basis are as follows at June 30, 2015:

Property and Equipment

Property and equipment are stated at cost, and are depreciated or amortized using the straight-line method over the following estimated useful lives:

Furniture, fixtures & equipment	7 years
Computer equipment	5 years
Computer software	3 years
Leasehold improvements	Length of the lease

INDABA GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 AND 2014

Depreciation expenses were $22,490 and $19,332 for the years ended June 30, 2015 and 2014, respectively.

Concentrations of Business and Credit Risk

The Company operates in a single industry segment.  The Company markets its services to companies and individuals in many industries and geographic locations.  The Company's operations are subject to rapid technological advancement and intense competition in the SAAS industry. Accounts receivable represent financial instruments with potential credit risk.  The Company typically offers its customers credit terms.  The Company makes periodic evaluations of the credit worthiness of its enterprise customers and other than obtaining deposits pursuant to its policies, it generally does not require collateral.  In the event of nonpayment, the Company has the ability to terminate services.

Income Taxes

The Company is organized in the state of Colorado as a limited liability company, but files taxes with the federal government of the United States of America as an S-corp.  Therefore, all earnings pass through to the members of the Company, and are included on the individual tax returns of the members.

Recently Issued Accounting Pronouncements

Management reviewed accounting pronouncements issued during the twelve months ended June 30, 2015, and no pronouncements were adopted during the period.

3.   LINE OF CREDIT

The Company has established a line of credit ("LOC") with JPMorgan Chase bank ("Chase").  Under the terms of the LOC, the Company is free to draw upon the available funds, at its discretion and without advance notice to Chase.  The Company uses the funds to cover gaps in operating cash flow.  The LOC allows a total maximum balance of $90,000, carries an interest rate of prime plus 3.050%, is secured by the assets of the business and is personally guaranteed by the members.  The outstanding balance is not required to be paid off monthly, nor is the Company required to make a minimum monthly payment.  As of June 30, 2015 and June 30, 2014, the balances were $85,576 and $59,657, respectively.

4.  RELATED PARTIES

The Company has no related parties.

5.   INCOME TAXES

The Company files income tax returns in the U.S. Federal jurisdiction, and the state of Colorado. With few exceptions, the Company is no longer subject to U.S. federal, state and local, or non-U.S. income tax examinations by tax authorities for years before 2009.

7.   MEMBER EQUITY

The Company was established with the following members, including their respective equity positions:

Ryan Shields	31%
Blake Gindi	27%
Nate Iler	27%
Jack Gindi	15%

On June 13, 2014, the Nate Iler signed a redemption agreement and was removed as a member of the Company.  Under the terms of the redemption agreement, the Company would pay Nate Iler a total of $92,881, paid over a period of thirteen months.  As of June 30, 2015, the liability to Nate Iler under the redemption agreement had a balance of $0.

Following Nate's departure, the members were comprised of the following:

Ryan Shields	44%
Blake Gindi	40%
Jack Gindi	16%

INDABA GROUP, LLC

NOTES TO FINANCIAL STATEMENTS

JUNE 30, 2015 AND 2014

9.   CONCENTRATIONS

For the year ended June 30, 2015, the Company had three major customers who represented approximately 46% of total revenue.  For the year ended June 30, 2014, the Company had one major customers who represented 48% of total revenue. At June 30, 2015 and 2014, accounts receivable from two customers represented approximately 29% and 35% of total accounts receivable, respectively.

10. COMMITMENTS AND CONTINGENCIES

Operating Leases

On December 10th, 2012, the Company signed a lease commencing on January 16, 2013 and terminating February 28, 2016, for approximately 3,300 square feet of office space at 2854 Larimer Street, Denver, CO 80205, for approximately $3,500 per month.  The following is a schedule, by years, of future minimum rental payments required under the operating lease.

Years Ended June 30,	Rent Payment
2016	$28,000
2017	-

Total lease expense for the years ended June 30, 2015 and 2014 was $42,240 and $48,566, respectively.  The Company is also required to pay its pro rata share of taxes, building maintenance costs, and insurance in according to the lease agreement.

Legal Matters

The Company may be involved in legal actions and claims arising in the ordinary course of business, from time to time, none of which at the time are considered to be material to the Company's business or financial condition.

11. SUBSEQUENT EVENTS

      Management has evaluated subsequent events according to ASC TOPIC 855 as of the date of the financial statements and has determined that the following subsequent event is reportable.

On October 1, 2015, the Company completed a merger with CloudCommerce, Inc. ("CloudCommerce").  As of that date, CloudCommerce's operating subsidiary, Warp 9, Inc., merged with Indaba Group, LLC and changed the name of the combined subsidiary to Indaba Group, Inc.  The total purchase price of two million dollars ($2,000,000.00), was paid in the form of the issuance of ten thousand (10,000) shares of CloudCommerce's Series A Convertible Preferred Stock, at a liquidation preference of two hundred dollars ($200.00) per share.  As of the date of closing, Ryan Shields and Blake Gindi, two of the owners of Indaba Group, LLC, were appointed to the CloudCommerce board of directors.